Star Maritime Acquisition Corp.
(a corporation in the development stage)

Index to Financial Statements

Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Star Maritime Acquisition Corp.

We have audited the accompanying balance sheet of Star Maritime Acquisition Corp. (a corporation in the development stage) as of December 21, 2005 and the related statements of operations, stockholders’ equity and cash flows for the period from May 13, 2005 (inception) to December 21, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Star Maritime Acquisition Corp. as of December 21, 2005 and the results of its operations and its cash flows for the period from May 13, 2005 (inception) to December 21, 2005 in conformity with United States generally accepted accounting principles.

Goldstein Golub Kessler LLP

/s/ Goldstein Golub Kessler LLP

New York, New York
December 27, 2005

Star Maritime Acquisition Corp.
(a corporation in the development stage)

Balance Sheet

December 21, 2005
Assets
Current Assets
Cash	$622,519
Cash held in trust account	188,675,000
Other current assets	18,000

Total Assets	$189,315,519

Liabilities and Stockholders' Equity

Current Liabilities
Accounts payable & accrued expenses	$195,469
Deferred underwriting fees	4,000,000

Total liabilities	4,195,469

Common Stock subject to possible redemption, 6,598,000 shares at redemption value of $9.80 per share	64,660,400

Commitments and Contingencies
Stockholders' Equity
Preferred Stock, $.0001 par value; authorized, 1,000,000 shares; none issued	-
or outstanding
Common Stock, $.0001 par value; authorized, 100,000,000 shares;	2,903
29,026,924 shares issued and outstanding
(including 6,598,000 shares subject to possible redemption)
Additional paid-in-capital	120,475,311
Deficit accumulated during the development stage	(18,564)
Total Stockholders' Equity	120,459,650

Total Liabilities and Stockholders' Equity	$189,315,519

See accompanying notes to financial statements

Star Maritime Acquisition Corp.
(a corporation in the development stage)

Statement of Operations

Period from
May 13, 2005
(inception) to
December 21, 2005
Formation and operating costs	$18,564

Net loss	$18,564

Weighted average shares outstanding (basic and diluted)	9,142,521

Net loss per share (basic and diluted)	$(0.00)

See accompanying notes to the financial statements

Star Maritime Acquisition Corp.
(a corporation in the development stage)

Statement of Stockholders’ Equity

	Common Stock		Additional Paid-In	Deficit Accumulated During the Development	Total Stockholders’
	Shares	Amount	Capital	Stage	Equity
May 13, 2005 (inception) to December 21, 2005
Stock issuance on May, 17, 2005 at $.003 per share	9,026,924	$903	$24,097		$25,000
Stock issuance on December 15, 2005 at $10 per share	1,132,500	113	11,324,887		11,325,000
Stock issuance on December 21, 2005 at $10 per share	18,867,500	1,887	188,673,113		188,675,000
Expenses of offerings			(14,886,386)		(14,886,386)
Proceeds subject to possible redemption of 6,598,000 shares			(64,660,400)		(64,660,400)
Net Loss				(18,564)	(18,564)
Balance—December 21, 2005	29,026,924	$2,903	$120,475,311	$(18,564)	$120,459,650

See accompanying notes to financial statements

Star Maritime Acquisition Corp.
(a corporation in the development stage)

Statement of Cash Flows

Period from
May 13, 2005
(inception) to
December 21, 2005

Cash flow from operating activities:
Net loss	$(18,564)
Increase in accounts payable and accrued expenses	7,906
Increase in other current assets	(18,000)
Net cash used in operating activities	(28,658)

Cash flows from investing activities:
Payment to trust account	(188,675,000)
Net cash used in investing activities	(188,675,000)

Cash flows from financing activities:
Gross proceeds from public offering	188,675,000
Gross proceeds from private offering	11,325,000
Proceeds of notes payable to stockholder	590,000
Repayment of notes payable to stockholder	(590,000)
Proceeds from sale of shares of common stock	25,000
Payment of offering costs	(10,698,823)
Net cash provided by financing activities	189,326,177

Net increase in cash	622,519

Cash, beginning of period	-

Cash, end of period	$622,519

Supplemental cash disclosure
Interest paid	$9,163
Supplemental schedule of non-cash financing activites
Accrual of deferred underwriting fees	$4,000,000
Accrual of offering costs	$187,563

See accompanying notes to financial statements

Star Maritime Acquisition Corp.
(a corporation in the development stage)

Notes to Financial Statements
December 21, 2005

1. - Organization, proposed business operations and summary of significant accounting policies

Nature of Operations

Star Maritime Acquisition Corp. (the “Company”) was incorporated in Delaware on May 13, 2005. The Company was formed to serve as a vehicle for the acquisition through a merger, capital stock exchange, asset acquisition, or other similar business combination (“Business Combination”) with one or more businesses in the shipping industry. The Company has neither engaged in any operations nor generated revenue. At December 21, 2005 the Company had not yet commenced any operations. All activity through December 21, 2005 relates to the Company’s formation, private placement and public offering. The Company has selected December 31 as its fiscal year end. The Company is considered to be in the development stage and is subject to the risks associated with activities of development stage companies.

The registration statement for the Company’s initial public offering (the “Public Offering”) was declared effective on December 15, 2005. The Company completed a private placement (the “Private Placement”) on such date and received net proceeds of $10,532,250. The Company consummated the Public Offering on December 21, 2005 and received net proceeds of $174,581,364. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Private Placement and the Public Offering (collectively the “Offerings”) (as described in Note 2), although substantially all of the net proceeds of the Offerings are intended to be generally applied toward consummating a business combination with a target company. As used herein, a “target business” shall include an operating business in the international maritime industry and a “business combination” shall mean the acquisition by the Company of a target business.

Of the proceeds of the Offerings, $188,675,000 is being held in a trust account (“Trust Account”) and invested until the earlier of (i) the consummation of the first business combination or (ii) the distribution of the Trust Account as described below. The amount in the Trust Account includes $3,773,500 of contingent underwriting compensation and $226,500 of contingent private placement fees (collectively, the “Discount”) which will be paid to the underwriters if a business combination is consummated, but which will be forfeited in part if public stockholders elect to have their shares redeemed for cash if a business combination is not consummated. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that public stockholders owning 33% or more of the outstanding stock sold in the Proposed Offerings vote against the business combination and elect to have the Company redeem their shares for cash, the business combination will not be consummated. All of the Company’s stockholders prior to the Proposed Offerings, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their 9,026,924 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company with respect to any business combination and to vote any shares they acquire in the Proposed Offerings or in the aftermarket in favor of the business combination. After consummation of the Company’s first business combination, all of these voting safeguards will no longer be applicable.

Star Maritime Acquisition Corp.
(a corporation in the development stage)

Notes to Financial Statements — (Continued)

With respect to the first business combination which is approved and consummated, any holder of shares sold in the Public Offering, other than the Initial Stockholders and their nominees (the “Public Stockholders”) who voted against the business combination may demand that the Company redeem his or her shares. The per share redemption price will equal $10.00 per share (inclusive of a pro rata portion of the discount ($.20 per share) and interest earned thereon). Accordingly, Public Stockholders holding 32.99% of the aggregate number of shares sold in the Proposed Offerings may seek redemption of their shares in the event of a business combination.

The Company’s Certificate of Incorporation provides for mandatory liquidation of the Company, without stockholder approval, in the event that the Company does not consummate a business combination within 18 months from the date of consummation of the Public Offering, or 24 months from the consummation of the Public Offering if certain extension criteria have been satisfied. The Initial Stockholders purchased an aggregate of 1,132,500 units in the Private Placement, but have waived their right to liquidation distributions with respect to the shares of common stock included in such units. Accordingly, in the event of such a liquidation, the amount in the Trust Account will be distributed to the holders of the shares sold in the Public Offering.

Cash and cash equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

Stock split

On October 18, 2005, the Company effected a .44430784 for one stock split in the form of a stock dividend. All share and per share amounts in the financial statements give retroactive effect to this stock split.

Income taxes

The Company recorded a deferred income tax asset of $6,312 for the tax effect of net operating loss carryforwards and temporary differences aggregating $18,564. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance at December 21, 2005.

The effective tax rate differs from the statutory rate of 34% due to the increase in the valuation allowance.

Recently issued accounting pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Star Maritime Acquisition Corp.
(a corporation in the development stage)

Notes to Financial Statements — (Continued)

Loss per common share

Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

2. -- Offerings

Public Offering

On December 21, 2005, the Company sold 18,867,500 units to the public at a price of $10.00 per unit. Each unit consists of one share of the Company’s common stock, $.0001 par value, and one redeemable common stock purchase warrant (“warrant”). Each warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $8.00 commencing the later of the completion of a business combination with a target business or December 15, 2005 and expiring December 15, 2009. An additional 2,830,125 units may be issued on exercise of a 45-day option granted to the underwriters to cover any over-allotments. The warrants are redeemable at a price of $.01 per warrant upon 30 days notice after the warrants become exercisable, only in the event that the last sale price of the common stock is at least $14.25 per share for any 20 trading days within 30 trading day period ending on the third day prior to date on which notice of redemption is given.

Private Placement

On December 15, 2005, the Company sold to certain of its officers and directors an aggregate of 1,132,500 units identical to the units sold in the Public Offering at a price of $10.00 per unit.

4. -- Notes payable to stockholders

The Company issued unsecured promissory notes to the Chief Executive Officer of the Company totaling $590,000 on May 17, May 26 and December 15, 2005. The Notes bear interest at the rate of 4% per annum and were paid in full with proceeds from the Public Offering, including interest of $9,163.

5. -- Commitments and Contingencies

The Company has agreed to pay to an unaffiliated third party, $7,500 a month for 24 months, commencing on the date of the Public Offering, for office space and general and administrative expenses.

The Initial Stockholders have agreed to surrender up to an aggregate of 200,000 of their shares of common stock to the Company for cancellation upon consummation of a business combination in the event public stockholders exercise their right to have the Company redeem their shares for cash. The number of shares that the Initial Stockholders will surrender will be determined by calculating the dollar amount of the Trust Account (exclusive of interest) paid to redeeming stockholders above the amount attributable to such stockholders ($9.23 per share) and the Discount ($.20 per share) and dividing it by $10.00 (the value attributed to the shares for purposes of this calculation). Accordingly, for each 1,000 shares redeemed up to 3,508,772 shares, the Initial Stockholders will surrender 57 shares for cancellation.

Star Maritime Acquisition Corp.
(a corporation in the development stage)

Notes to Financial Statements — (Continued)

The Company has engaged the representative of the underwriters, on a non-exclusive basis, as its agent for the solicitation of the exercise of the warrants. To the extent not inconsistent with the guidelines of the NASD and the rules and regulations of the Securities and Exchange Commission, the Company has agreed to pay the representative for bona fide services rendered a commission equal to 5% of the exercise price for each warrant exercised more than one year after the date of this prospectus if the exercise was solicited by the underwriters. In addition to soliciting, either orally or in writing, the exercise of the warrants, the representative’s services may also include disseminating information, either orally or in writing, to warrant holders about the Company or the market for the Company’s securities, and assisting in the processing of the exercise of the warrants. No compensation will be paid to the representative upon the exercise of the warrants if:

•	the market price of the underlying shares of common stock is lower than the exercise price;

•	the holder of the warrants has not confirmed in writing that the representative solicited the exercise;

•	the warrants are held in a discretionary account;

•	the warrants are exercised in an unsolicited transaction; or

•	the arrangements to pay the commission are not disclosed in the prospectus provided to warrant holders at the time of exercise.

6. -- Common stock reserved for issuance

At December 21, 2005, 20,000,000 shares of common stock were reserved for issuance upon exercise of redeemable warrants.

7. -- Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences, as may be determined from time to time by the Board of Directors.